UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 8, 2017

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry into a Material Definitive Agreement.

Assignment of Asset Purchase Agreements

On June 8, 2017, we, through GAHC4 Menlo Park CA MC, LLC, GAHC4 Fairfield CA MC, LLC, GAHC4 Belmont CA ALF, LLC, GAHC4 Sacramento CA ALF, LLC, GAHC4 Napa CA ALF, LLC, GAHC4 Napa CA MC, LLC and GAHC4 Sonoma CA ALF, LLC, our wholly owned subsidiaries, entered into seven separate assignment of asset purchase agreements, or collectively, the Assignments, with Colonial Oaks Senior Living Holdco, LLC, or assignor, and COSL Menlo Park, LP, COSL Fairfield, LP, COSL Belmont, LP, COSL Sacramento, LP, COSL Napa RG, LP, COSL Napa CCN, LP and COSL Sonoma, LP, or collectively, subtenant assignees, whereby we assumed assignor’s rights, title and interest as buyer under seven separate purchase and sale agreements dated March 6, 2017, between assignor and Napa Skilled Nursing Center, LLC and Nazareth Classic Care of Napa, Inc., or the Napa Classic Care Purchase Agreement, Nazareth Agua Caliente Villa, LLC and Nazareth Agua Caliente Villa, Inc., or the Sonoma Purchase Agreement, Nazareth Classic Care Community, LLC and Nazareth Classic Care Community, Inc., or the Menlo Park Purchase Agreement, Nazareth Classic Care of Fairfield, LLC and Nazareth Classic Care of Fairfield, Inc., or the Fairfield Purchase Agreement, Nazareth Park Place, LLC and Nazareth Park Place, Inc., or the Sacramento Purchase Agreement, Nazareth Rose Garden of Napa, LLC and Nazareth Rose Garden of Napa, Inc., or the Napa Rose Garden Purchase Agreement, and Nazareth Vista, LLC, or the Belmont Purchase Agreement, or collectively, sellers, and collectively, the Purchase Agreements, respectively, relating to the acquisition of certain Real Property Assets, as defined in the respective Assignment, in connection with seven senior housing facilities located in Belmont, Fairfield, Menlo Park, Napa, Sacramento and Sonoma, California, or Northern California Senior Housing Portfolio, for an aggregate contract purchase price of $60,000,000, plus closing costs. Northern California Senior Housing Portfolio, consisting of approximately 174,000 square feet of gross leasable area and 327 units, offers assisted living, memory care and skilled nursing services and currently is 100% occupied. We are not affiliated with assignor or subtenant assignees and we did not enter into the Assignments to acquire the Operating Assets, as defined in the Assignments, which will be acquired by subtenant assignees.

The Purchase Agreements were collectively amended by a first, second, third, fourth, fifth and sixth amendment, or collectively, the Amendments, on May 5, 2017, May 12, 2017, May 19, 2017, May 31, 2017, June 7, 2017 and June 7, 2017, respectively, for the purpose of extending the Due Diligence Period, as defined in the Purchase Agreements.

The material terms of the Purchase Agreements, as amended prior to June 8, 2017, include: (i) a Due Diligence Period expiring on June 8, 2017; (ii) an initial deposit of $7,143 for each respective Purchase Agreement due within one business day after execution of each of the Purchase Agreements and an additional deposit of $100,000 for each respective Purchase Agreement due within three business days after the expiration of the due diligence period, which shall be credited against the purchase price of each Purchase Agreement or returned to us pursuant to the terms of each Purchase Agreement; (iii) a closing date to occur on the first business day of the month following the Preliminary Target Closing Date, as defined in each Purchase Agreement, unless otherwise agreed to by the respective parties; provided, however, that both we or the respective seller have the right to extend the closing date, subject to the terms of each respective Purchase Agreement; (iv) the obligation of each respective seller to deliver written notice to us within five business days if any of such seller’s representations or warranties becomes untrue or incorrect prior to closing, and our right to terminate the applicable Purchase Agreement in the event the applicable seller fails to cure or remedy such matter or circumstances to our satisfaction, in our sole and absolute discretion, subject to the terms in the respective Purchase Agreement; provided, however, that we shall be reimbursed for all costs incurred by us in connection with the negotiation of the applicable Purchase Agreement and due diligence of the applicable property, including legal fees, under certain circumstances, as specified in the respective Purchase Agreement; (v) a provision providing that Chicago Title Insurance Company shall hold back a certain amount to be placed in escrow for a period beginning on the closing date and expiring on the date that is one year after the closing date, pursuant to the terms of a holdback escrow agreement between sellers, Chicago Title Insurance Company and assignor or us, as applicable; (vi) our obligation to concurrently close on the purchase and sale of each of the properties included in Northern California Senior Housing Portfolio; (vii) a provision stating that any default by a party under any of the Purchase Agreements shall be deemed a default by such party under each respective Purchase Agreement; (viii) our right, in our sole and absolute discretion, to seek specific performance, terminate the Purchase Agreements and recover all damages proximately caused by the applicable seller’s breach or default, and/or seek damages, including without limitation all due diligence costs, title, escrow, legal and inspection fees, any other expenses we incur in connection with our performance of due diligence of the applicable property or properties, and any fees we incur in connection with the preparation and negotiation of the Purchase Agreements in the event any seller is in default or breaches any representations or warranties made by such seller under the applicable Purchase Agreement, and seller fails to cure such default as set forth in the respective Purchase Agreement; and (ix) each seller’s respective right to terminate the applicable Purchase Agreement or Purchase Agreements and retain the respective deposit as liquidated damages, as the applicable seller’s sole and exclusive remedy, in the event the transaction is not consummated as a result of our default, which default is not cured by us pursuant to the terms of the applicable Purchase Agreement.

Additionally, the material terms of the Belmont Purchase Agreement also include our obligation to assume the United States Department of Housing and Urban Development, or HUD, loan made to Belmont seller by Pacific Commonwealth Mortgage Company, or lender, having an unpaid principal balance of approximately $13,026,000 as of the closing date, and all of Belmont seller’s right, title and interest in, and obligations and liabilities under, the HUD Loan Documents, as defined in the Belmont Purchase Agreement, in the form of a loan assumption or transfer on closing, subject to lender’s and HUD’s approval; provided, however, that in the event lender refuses to limit our obligations and liabilities to the period from and after the closing date, we shall have the right, in our sole discretion, to either terminate the Belmont Purchase Agreement or condition our acquisition of the applicable property on Belmont seller’s indemnifying us for all obligations and liabilities arising under the HUD loan prior to the closing date. The Purchase Agreements also contain additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

In addition to the assignment of assignor’s rights, title and interest under the Purchase Agreements with respect to the Real Property Assets, the material terms of the Assignments include: (i) our obligation to pay the applicable purchase price for the Real Property Assets, as required by the Purchase Agreements; (ii) each subtenant assignees’ obligation at closing to pay our share of the prorations and receive from sellers sums payable to us pursuant to each respective Purchase Agreement; (iii) an agreement that both we and each respective subtenant assignee shall be deemed a buyer for purposes of certain specified agreements, as detailed in the Assignments; (iv) provisions stating that any assignment of leases or certain contracts shall only be made to the respective subtenant assignee, pursuant to the terms in the respective Assignment; (v) a bifurcation of the Northern California Senior Housing Portfolio properties into two tranches, with the properties identified in the Menlo Park Purchase Agreement, Fairfield Purchase Agreement, Sacramento Purchase Agreement and Belmont Purchase Agreement, or collectively, the Tranche 1 Properties, in the first tranche, and the properties identified in the Napa Classic Care Purchase Agreement, Napa Rose Garden Purchase Agreement and Sonoma Purchase Agreement, or collectively, the Tranche 2 Properties, in the second tranche; (vi) a closing date to occur on June 28, 2017 with respect to the Tranche 1 Properties and a closing date to occur on December 29, 2017 with respect to the Tranche 2 Properties, unless we designate otherwise; (vii) an extension of the Due Diligence Period applicable to the Tranche 2 Properties to November 30, 2017; (viii) our waiver of our right to terminate the Purchase Agreements for the Tranche 1 Properties due to our due diligence investigation, subject to the terms of the Assignments, which includes our right to approve certain additional collateral to be provided by sellers as additional security for sellers’ indemnification obligations under the Purchase Agreements; (ix) an amendment to section 7.3 of the Purchase Agreements providing that a certain sum shall be deposited in escrow upon closing of the Tranche 1 Properties, and a certain additional sum, to be determined by us and the applicable seller, shall be deposited prior to the expiration of the Due Diligence Period under the Tranche 2 Properties, subject to the terms of the holdback escrow agreement; (x) an amendment to section 9.1.17 of the Purchase Agreements providing for our obligation to concurrently close on the purchase and sale of the Tranche 1 Properties and, separately, the Tranche 2 Properties; (xi) with respect to the Tranche 1 Properties, seller’s obligation to pay to the applicable subtenant assignee a certain sum for the respective community in the event the monthly net operating income of such community falls below a certain amount, or the NOI Shortfall, for a certain period of time following the closing of the Tranche 1 Properties, pursuant to the terms of the respective Assignments; provided, however, that as a condition to our obligation to close on the Tranche 1 Properties, Mounir Kardosh, sellers’ managing member or chief executive officer, as applicable, shall deliver to both us and the applicable subtenant assignee a guaranty pursuant to which he agrees to guarantee payment of each NOI Shortfall and reimburse any amounts withdrawn from escrow as NOI Shortfall, pursuant to the terms of the applicable Assignments; (xii) with respect to the Tranche 2 Properties, the right for either us or the applicable subtenant assignee to terminate the applicable Purchase Agreement in the event the earnings before interest, taxes, depreciation, amortization and restructuring or rent costs, or EBITDAR, does not remain above a certain monthly aggregate amount for all Tranche 2 Properties for a certain period of time prior to the closing of the Tranche 2 Properties; provided, however, that we shall assign our rights under the respective Purchase Agreement to the applicable subtenant assignee in the event we terminate such Purchase Agreement and the subtenant assignee chooses to pursue the closing of the Tranche 2 Properties; (xiii) with respect to the Belmont Purchase Agreement, an agreement that we will not assume the HUD loan, and that a portion of the purchase price shall instead be used to satisfy the HUD loan; provided, however, that we shall pay to lender an early prepayment fee not to exceed a certain sum; provided further, that sections 2, 2.2, 2.5 and 7.5.14 of the Belmont Purchase Agreement are amended to delete reference to the HUD loan assumption, or are otherwise deleted in their entirety; and (xiv) a requirement that consent, approval or waiver be obtained from both us and the respective subtenant assignee where the Purchase Agreements require buyer’s consent, approval or waiver.

We intend to finance the acquisition of Northern California Senior Housing Portfolio from funds raised through our initial public offering and debt financing. We also anticipate paying an acquisition fee based on the purchase price of each property to our advisor in connection with the acquisition of such property, as described in the prospectus for our initial public offering. We anticipate closing the Tranche 1 Properties in the second quarter of 2017 and the Tranche 2 Properties in the fourth quarter of 2017; however, we can give no assurance that the closings will occur within these timeframes, or at all. The potential acquisition of Northern California Senior Housing Portfolio is subject to substantial conditions to closing.

The material terms of the agreements discussed above are qualified in their entirety by the Purchase Agreements, Amendments and Assignments attached as Exhibits 10.1 through 10.20 to this Current Report on Form 8-K and incorporated herein by reference.

Closing Agreement

On June 8, 2017, concurrent with the execution of the Assignments, we, through GAHC4 Menlo Park CA MC, LLC, GAHC4 Fairfield CA MC, LLC, GAHC4 Belmont CA ALF, LLC, GAHC4 Sacramento CA ALF, LLC, GAHC4 Napa CA ALF, LLC, GAHC4 Napa CA MC, LLC and GAHC4 Sonoma CA ALF, LLC, our wholly owned subsidiaries, entered into a closing agreement, or the Closing Agreement, with Colonial Oaks Master Tenant, LLC, or tenant, and subtenant assignees.

The material terms of the Closing Agreement include: (i) an agreement with tenant and subtenant assignees that certain documents be executed and delivered in connection with the consummation of the closings under the Purchase Agreements; (ii) our obligation to pay the balance of the deposit due under each of the Purchase Agreements upon execution of the Closing Agreement and Assignments, subject to the terms of the respective Purchase Agreement; (iii) an agreement that each of us, tenant and subtenant assignees shall be solely responsible for all costs, fees and expenses incurred by each party in connection with each party’s respective due diligence conducted; provided, however, that we shall pay to assignor certain sums as reimbursement for the initial deposits paid by assignor under the Purchase Agreements, as detailed in the Closing Agreement; (iv) certain indemnification provisions, including a provision stating that funds from sellers shall be first paid to us, after which we shall determine in our reasonable discretion whether any funds shall be distributed to tenant or subtenant assignees, in the event a claim against sellers is successful; (v) the obligation of tenant, subtenant assignees, Colonial Oaks Senior Living, LLC, as manager, COSL California, LLC, as the new manager, and assignor’s sole member and tenant and subtenant assignees’ authorized signatory to indemnify and pay to us a sum in the amount of the portion of the deposit paid by us or any other amount we have paid or are required to pay to sellers, plus our reasonable, actual and documented expenses incurred in connection with the transactions and actual costs to collect such amounts, if any, in the event the closings do not occur due to tenant or subtenant assignees’ default and resulting termination of the Purchase Agreements by us or sellers; (vi) our indemnification of and payment to tenant of an amount equal to the portion of the deposit paid by tenant or any other amount that tenant has paid to sellers, plus the reasonable, actual and documented expenses incurred by assignor, tenant and/or subtenant assignees in connection with the transactions plus assignor’s actual costs to collect such amounts, if any, in the event the closings do not occur due to our default, and either sellers or tenant terminate the Purchase Agreements; (vii) the requirement that neither us nor tenant shall modify, amend, terminate or waive any rights with respect to the Purchase Agreements without the prior written consent of the other party; (viii) the requirement that a terminating party must provide written notice to the other of its intention to terminate, in the event either we or tenant terminate the Purchase Agreements; provided, however, that the continuing party shall have the right to assume the terminating party’s partial interest in the Purchase Agreements, subject to the terms of the Closing Agreement; and (ix) an agreement that any prorations and credits provided for in the Purchase Agreements shall be payable to or from subtenant assignees, as buyer.

The material terms of the agreement discussed above are qualified in their entirety by the Closing Agreement attached as Exhibit 10.21 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017
10.2
Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.3
Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.4
Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.5
Purchase and Sale Agreement and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.6	Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Park Place, LLC, Nazareth Park Place, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017
10.7
Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.8
First Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated May 5, 2017

10.9
Second Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated May 12, 2017

10.10
Third Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated May 19, 2017

10.11
Fourth Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated May 31, 2017

10.12
Fifth Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated June 7, 2017

10.13
Sixth Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated June 7, 2017

10.14	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Belmont CA ALF, LLC and COSL Belmont, LP, dated June 8, 2017
10.15	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Fairfield CA MC, LLC and COSL Fairfield, LP, dated June 8, 2017
10.16	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Menlo Park CA MC, LLC and COSL Menlo Park, LP, dated June 8, 2017
10.17	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Napa CA ALF, LLC and COSL Napa RG, LP, dated June 8, 2017
10.18	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Napa CA MC, LLC and COSL Napa CCN, LP, dated June 8, 2017
10.19	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Sacramento CA ALF, LLC and COSL Sacramento, LP, dated June 8, 2017

10.20	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Sonoma CA ALF, LLC and COSL Sonoma, LP, dated June 8, 2017
10.21
Closing Agreement by and between GAHC4 Menlo Park CA MC, LLC, GAHC4 Fairfield CA MC, LLC, GAHC4 Belmont CA ALF, LLC, GAHC4 Sacramento CA ALF, LLC, GAHC4 Napa CA ALF, LLC, GAHC4 Napa CA MC, LLC, GAHC4 Sonoma CA ALF, LLC, Colonial Oaks Master Tenant, LLC, COSL Menlo Park, LP, COSL Fairfield, LP, COSL Belmont, LP, COSL Sacramento, LP, COSL Napa RG, LP, COSL Napa CCN, LP and COSL Sonoma, LP, dated June 8, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.

June 14, 2017	By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017
10.2
Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.3
Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.4
Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.5
Purchase and Sale Agreement and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.6	Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Park Place, LLC, Nazareth Park Place, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017
10.7
Purchase and Sale Agreement and Joint Escrow Instructions by and between Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc. and Colonial Oaks Senior Living Holdco, LLC, dated March 6, 2017

10.8
First Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated May 5, 2017

10.9
Second Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated May 12, 2017

10.10
Third Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated May 19, 2017

10.11
Fourth Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated May 31, 2017

10.12
Fifth Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated June 7, 2017

10.13
Sixth Amendment to Purchase and Sale Agreements and Joint Escrow Instructions by and between Napa Skilled Nursing Center, LLC, Nazareth Classic Care of Napa, Inc., Nazareth Agua Caliente Villa, LLC, Nazareth Agua Caliente Villa, Inc., Nazareth Classic Care Community, LLC, Nazareth Classic Care Community, Inc., Nazareth Classic Care of Fairfield, LLC, Nazareth Classic Care of Fairfield, Inc., Nazareth Park Place, LLC, Nazareth Park Place, Inc., Nazareth Rose Garden of Napa, LLC, Nazareth Rose Garden of Napa, Inc., Nazareth Vista, LLC and Colonial Oaks Senior Living Holdco, LLC, dated June 7, 2017

10.14	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Belmont CA ALF, LLC and COSL Belmont, LP, dated June 8, 2017
10.15	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Fairfield CA MC, LLC and COSL Fairfield, LP, dated June 8, 2017
10.16	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Menlo Park CA MC, LLC and COSL Menlo Park, LP, dated June 8, 2017
10.17	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Napa CA ALF, LLC and COSL Napa RG, LP, dated June 8, 2017
10.18	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Napa CA MC, LLC and COSL Napa CCN, LP, dated June 8, 2017
10.19	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Sacramento CA ALF, LLC and COSL Sacramento, LP, dated June 8, 2017
10.20	Assignment of Asset Purchase Agreement by and between Colonial Oaks Senior Living Holdco, LLC, GAHC4 Sonoma CA ALF, LLC and COSL Sonoma, LP, dated June 8, 2017
10.21
Closing Agreement by and between GAHC4 Menlo Park CA MC, LLC, GAHC4 Fairfield CA MC, LLC, GAHC4 Belmont CA ALF, LLC, GAHC4 Sacramento CA ALF, LLC, GAHC4 Napa CA ALF, LLC, GAHC4 Napa CA MC, LLC, GAHC4 Sonoma CA ALF, LLC, Colonial Oaks Master Tenant, LLC, COSL Menlo Park, LP, COSL Fairfield, LP, COSL Belmont, LP, COSL Sacramento, LP, COSL Napa RG, LP, COSL Napa CCN, LP and COSL Sonoma, LP, dated June 8, 2017